PUMA GLOBAL TRUST NO. 1 QUARTERLY SERVICING REPORT
IN RESPECT OF THE QUARTERLY PERIOD FROM 20 SEPTEMBER 2002 TO 19 DECEMBER 2002

NOTE INFORMATION
	Class A Notes	Class B Notes	Total US$ Notes

Original Principal Balance of each class of Note at the time of their issue	US$1,158,000,000.00	US$42,000,000.00	US$1,200,000,000.00
Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$933,368,728.20	US$42,000,000.00	US$975,368,728.20
Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$103,252,027.80	US$0.00	US$103,252,027.80
Principal Balance of each class of Note after payments referred to above have been applied	US$830,116,700.40	US$42,000,000.00	US$872,116,700.40
Note Factor at the end of the Quarterly Payment Date	0.716853800	1.000000000
Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$4,813,071.41	US$245,245.00	US$5,058,316.41
LIBOR in respect of this quarterly period	1.82000%	1.82000%
Rate of interest payable on each class of Note in respect of this quarterly period	2.04000%	2.31000%
A$ REDRAW NOTES AND A$ SUBORDINATED NOTES
As at 20 December 2002 no A$ Redraw Notes or A$ Subordinated Notes have been issued
REDRAW FACILITY
Redraw Facility Principal at the commencement of this Quarterly Payment Date	A$250,000.00
Redraw Facility Principal at the end of this Quarterly Payment Date	A$250,000.00
Redraw Facility Principal repaid during the quarterly period	A$0.00
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date	A$11,444.12
Interest paid on Redraw Facility Principal during the quarterly period	A$3,024.68
PRINCIPAL CASH BALANCE IN AUD
Principal Cash Balance at the commencement of this Quarterly Payment Date	A$9,525,090.00
Principal Cash Balance at the end of this Quarterly Payment Date	A$8,516,760.00
INCOME RESERVE IN AUD
Income Reserve at the commencement of this Quarterly Payment Date	A$0
Income Reserve at the end of this Quarterly Payment Date	A$0
COLLECTION INFORMATION IN AUD
Collections (1) held by the Trustee in relation to this Quarterly Payment Date	A$241,026,590
Less: Principal Cash Balance at the end of the Quarterly Payment Date	A$8,516,760
Less: Income Reserve at the end of the Quarterly Payment Date	A$0

Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date	A$232,509,830
Less: Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0
Less: Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period	A$30,845,713

A$ Collections to be paid to Currency Swap Provider in relation to repayment of US$ Notes on the Quarterly Payment Date	A$201,664,117

Principal Collections (net of redraws) in relation to this Quarterly Payment Date	A$201,664,117
Less: Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans	A$0
Less: Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0

A$ Principal Collections to be paid to Currency Swap Provider in relation to repayment of US$ Notes on the Quarterly Payment Date	A$201,664,117

US$ Equivalent of Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	US$103,252,028

(1)	The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws

PUMA GLOBAL TRUST NO. 1 QUARTERLY SERVICING REPORT
IN RESPECT OF THE QUARTERLY PERIOD FROM 20 SEPTEMBER 2002 TO 19 DECEMBER 2002 (continued)

HOUSING LOAN POOL INFORMATION IN AUD

	Number of Housing Loans	Number of Housing Loan	Maximum Current Housing	Minimum Current Housing
		Accounts	Loan Balance	Loan Balance

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	11,339	13,556	A$978,012	A$0

	Weighted Average Original	Maximum Original	Total Valuation of the
	Loan-to-Value Ratio	Loan-to-Value Ratio	Security Properties

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	76.68%	95.00%	A$2,719,953,036

	Outstanding Balance of	Outstanding Balance of Fixed	Outstanding Balance of	Average Current Housing
	Housing Loans	Rate Housing Loans	Variable Rate Housing Loans	Loan Balance

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$1,694,836,112	A$172,948,716	A$1,521,887,396	A$149,470

	Maximum Remaining Term	Weighted Average Remaining	Weighted Average
	To Maturity	Term to Maturity	Seasoning

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	351 months	325 months	32 months

FURTHER ADVANCE INFORMATION IN AUD

Aggregate amount of Further Advances (not being subordinated further advances) made during the period	A$0.00

DELINQUENCY INFORMATION

As at the opening of business on the first business day of the month in which the Quarterly Payment Date occurs.

				Percentage of Pool
			Outstanding Balance of	by Outstanding
			the Applicable Delinquent	Balance of Housing
	Number of Housing Loans	Percentage of Pool by number	Housing Loans	Loans

30 - 59 days	33	0.24%	A$7,176,160.74	0.42%
60 - 89 days	6	0.04%	A$1,136,808.80	0.07%
90 - 119 days	4	0.03%	A$700,006.64	0.04%
Greater than 120 days	11	0.08%	A$1,890,866.69	0.11%

Total Arrears	54	0.39%	A$10,903,842.87	0.64%

MORTGAGE INSURANCE CLAIMS INFORMATION

Details provided are in respect of the period since the Closing Date to the opening of business on the first business day of the month in which the Quarterly Payment Date occurs.

Amount of mortgage insurance claims made:	A$0.00
Amount of mortgage insurance claims paid:	A$0.00
Amount of mortgage insurance claims pending:	A$0.00
Amount of mortgage insurance claims denied:	A$0.00